Exhibit 99.1

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Combined Financial Statements

June 29, 2008 and December 30, 2007

(With Report of Independent Registered Public Accounting Firm Thereon)

(unaudited)

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Index

Page

Report of Independent Registered Public Accounting Firm	1

Combined Balance Sheets as of June 29, 2008 and December 30, 2007 (unaudited)	2

Combined Statements of Operations for the thirteen weeks ended June 29, 2008 and July 1, 2007 and for the twenty-six weeks ended June 29, 2008 and July 1, 2007 (unaudited)	3

Combined Statements of Business Unit Equity for the twenty-six weeks ended June 29, 2008 and July 1, 2007 (unaudited)	4

Combined Statements of Cash Flows for the twenty-six weeks ended June 29, 2008 and July 1, 2007 (unaudited)	5

Notes to Unaudited Combined Financial Statements	6

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Weyerhaeuser Company:

We have reviewed the combined balance sheet of Weyerhaeuser Containerboard, Packaging and Recycling Business (a Business Unit of Weyerhaeuser Company) as of June 29, 2008, and the related combined statements of operations for the thirteen and twenty-six week periods ended June 29, 2008 and July 1, 2007, and the related combined statements of business unit equity, and cash flows for the twenty-six week periods ended June 29, 2008 and July 1, 2007. These combined financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the combined financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the combined balance sheet of Weyerhaeuser Containerboard, Packaging and Recycling Business (a Business Unit of Weyerhaeuser Company) as of December 30, 2007, and the related combined statements of operations, business unit equity and cash flows for the year then ended (not presented herein); and in our report dated March 19, 2008, we expressed an unqualified opinion on those combined financial statements. In our opinion, the information set forth in the accompanying combined balance sheet as of December 30, 2007, is fairly stated, in all material respects, in relation to the combined balance sheet from which it has been derived.

/s/ KPMG LLP

Seattle, Washington

August 7, 2008

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Combined Balance Sheets

(Dollar amounts in millions)

(Unaudited)

	June 29, 2008	December 30, 2007
Assets

Current assets:
Cash	$1	3
Receivables, less allowances of $5 and $7	683	640
Inventories (note 3)	428	435
Prepaid expenses	17	11
Deferred income taxes	19	19

Total current assets	1,148	1,108
Property, plant and equipment less accumulated depreciation of $3,370 and $3,282	2,501	2,601
Construction in progress	197	150
Goodwill	1,253	1,253
Deferred pension and other assets	63	63

Total assets	$5,162	5,175

Liabilities and Business Unit Equity

Current liabilities:
Accounts payable and accrued liabilities	$433	440

Total current liabilities	433	440
Environmental and landfill reserves (note 6)	8	7
Other liabilities	14	10
Deferred income taxes	674	687

Total liabilities	1,129	1,144
Contingencies and commitments (note 6)
Business Unit equity	4,033	4,031

Total liabilities and Business Unit equity	$5,162	5,175

See accompanying notes to combined financial statements.

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Combined Statements of Operations

(Dollar amounts in millions)

(Unaudited)

	Thirteen weeks ended June 29, 2008	Thirteen weeks ended July 1, 2007	Twenty-six weeks ended June 29, 2008	Twenty-six weeks ended July 1, 2007
Sales (a)	$1,376	1,327	2,674	2,560
Costs and expenses:
Cost of products sold (b)	1,159	1,064	2,204	2,063
Depreciation and amortization	71	74	143	150
Selling, general and administrative including allocated Weyerhaeuser Company costs	93	94	184	183
Charges for closure of facilities	3	3	11	5
Other operating income (note 5)	(26)	(26)	(36)	(28)

Total costs and expenses	1,300	1,209	2,506	2,373

Operating income	76	118	168	187
Income tax expense	26	40	57	63

Net earnings	$50	78	111	124

(a)	Includes sales of $1, $0, $2 and $8 to related parties.
(b)	Includes purchases of $73, $63, $147 and $133 from related parties.

See accompanying notes to combined financial statements.

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Combined Statements of Business Unit Equity

(Dollar amounts in millions)

(Unaudited)

	Twenty-six weeks ended June 29, 2008	Twenty-six weeks ended July 1, 2007
Balance, beginning	$4,031	4,083

Comprehensive income:
Net earnings	111	124
Foreign currency translation adjustment	4	1
Net change in cash flow hedge fair value adjustments,net of tax expense of $3 and $6	5	9

Comprehensive income	120	134
Net payments to Weyerhaeuser	(125)	(92)
Net noncash distributions from (to) Weyerhaeuser	7	(14)

Balance, ending	$4,033	4,111

See accompanying notes to combined financial statements.

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Combined Statements of Cash Flows

(Dollar amounts in millions)

(Unaudited)

	Twenty-six weeks ended June 29, 2008	Twenty-six weeks ended July 1, 2007
Cash provided by (used in):
Operations:
Net earnings	$111	124
Items not involving cash:
Depreciation and amortization	143	150
Deferred income taxes, net	(13)	(12)
Charges for closures of facilities	11	5
Gain on disposition of assets	(2)	—
Changes in noncash operating working capital:
Receivables	(43)	(104)
Inventories	7	22
Prepaid expenses	(6)	—
Deferred pension and other assets	—	(4)
Accounts payable and accrued liabilities	(16)	(15)
Other liabilities	5	3

Net cash provided by operating activities	197	169

Investing:
Additions to property, plant and equipment	(81)	(79)
Proceeds from sale of property, plant and equipment	7	1

Net cash used in investing activities	(74)	(78)

Financing:
Net payments to Weyerhaeuser	(125)	(92)

Net cash used in financing activities	(125)	(92)

Change in cash	(2)	(1)
Cash, beginning	3	4

Cash, ending	$1	3

See accompanying notes to combined financial statements.

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Notes to Combined Financial Statements

June 29, 2008 and December 30, 2007

(Dollar amounts in millions)

(Unaudited)

(1)	Basis of Presentation

These combined financial statements include the accounts of the containerboard, packaging, and recycling operations of Weyerhaeuser Company (WY). All significant transactions and balances between operations within the Business Unit have been eliminated.

The accompanying unaudited combined financial statements and notes to combined financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of the Business Unit’s financial position, results of operations, and cash flows for the interim periods presented. Except as otherwise disclosed in the notes to the combined financial statements, such adjustments are of a normal, recurring nature. The combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission pertaining to interim financial statements; as such certain disclosures normally provided in accordance with accounting principles generally accepted in the United States have been omitted. These combined financial statements should be read in conjunction with the audited combined financial statements of the Business Unit for the year ended December 30, 2007.

Financial statements historically have not been prepared for the Business Unit. The accompanying combined financial statements have been derived from historical accounting records of WY. The historical operating results and cash flows of the Business Unit may not be indicative of what they would have been had the Business Unit been a stand-alone entity, nor are they necessarily indicative of what the Business Unit’s operating results and cash flows may be in the future. The combined statements of operations for the Business Unit include allocations of certain costs from WY directly related to the operations of the Business Unit.

In March 2008, WY entered into an agreement to sell the Business Unit to International Paper, a publicly traded global paper and packaging company, for $6 billion in cash. This transaction closed on August 4, 2008. All costs incurred by WY in conjunction with this transaction are not included in these carve out financial statements as they are considered costs of WY and not directly related to the financial position, results of operations, and cash flows of the Business Unit.

(2)	Accounting Pronouncements

Prospective accounting pronouncements:

(a)	Fair Value Measurements

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. Statement 157 provides a common definition of fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about such fair value measurements. Statement 157 will apply prospectively to nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis as of the beginning of 2009 and applies to all other fair value measurements as of the beginning of 2008. The provisions of Statement 157 adopted at the beginning of 2008 did not have a material

6	(Continued)

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Notes to Combined Financial Statements

June 29, 2008 and December 30, 2007

(Dollar amounts in millions)

(Unaudited)

effect on the Business Unit’s combined financial statements. The primary items that will be affected by the remaining provisions of Statement 157 are the Business Unit’s annual goodwill impairment test and long-lived asset impairment tests. While it is unable to forecast the amount of impairment charges that might be recognized in future periods, the Business Unit does not expect Statement 157 to materially change the fair value amounts that will be calculated in the future relative to the fair value amounts that would be calculated if Statement 157 were not adopted.

(b)	Business Combinations and Noncontrolling Interests

In December 2007, the FASB issued Statement No. 141 (revised 2007), Business Combinations and Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51. Statement 141R will change how business combinations are accounted for and will affect financial statements both on the acquisition date and in subsequent periods. Statement 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity. Statement 141R and Statement 160 are effective for fiscal years beginning on or after December 15, 2008. Statement 141R will be applied prospectively. Statement 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of Statement 160 will be applied prospectively. Early adoption is prohibited for both standards. The Business Unit is currently evaluating the requirements of Statement 141R and Statement 160 and has not yet determined the effect on its financial statements.

(c)	Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. Statement 161 requires companies to disclose the fair value of derivative instruments and their gains or losses in tabular format and information about credit-risk-related contingent features in derivative agreements, counterparty credit risk, and strategies and objectives for using derivative instruments. Statement 161 requires prospective adoption for interim periods and fiscal years beginning after November 15, 2008. The Business Unit is currently evaluating the requirements of Statement 161 and has not yet determined the effect on its financial statements.

7	(Continued)

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Notes to Combined Financial Statements

June 29, 2008 and December 30, 2007

(Dollar amounts in millions)

(Unaudited)

(3)	Inventories

	June 29, 2008	December 30, 2007
Containerboard	$155	170
Packaging	75	74
Chips, logs and fiber	37	36
Materials and supplies	161	155

	$428	435

(4)	Employee Benefit Plans

The Business Unit participates in several retirement programs for its employees which are sponsored by WY. This includes pension plans that are qualified under the Internal Revenue Code (qualified) as well as a plan that provides benefits in addition to those provided under the qualified plans for a select group of employees, which is not qualified under the Internal Revenue Code (unqualified). WY also provides benefits under a postretirement health care and life insurance plan to eligible employees. Benefits provided under the postretirement health care and life insurance plan are currently funded by the general assets of WY. The measurement date for all plans sponsored by WY is the end of the fiscal year.

Other than one U.S. pension plan (Albany Plan) and one Mexican pension plan (Mexico Plan), management determined that it was not practical to allocate a portion of WY’s pension assets or to prepare detailed employee benefit plan disclosures for the stand-alone combined financial statements of the Business Unit in a manner that would be consistent with the level of detail provided in WY’s consolidated financial statements.

The Business Unit recognized net pension income of $9 million and $22 million and postretirement benefits expense of $5 million and $10 million for total income of $4 million and $12 million during the thirteen-week and twenty-six week periods ended June 29, 2008, respectively, compared to total income of $6 million and $4 million during the thirteen-week and twenty-six week periods ended July 1, 2007, respectively.

8	(Continued)

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Notes to Combined Financial Statements

June 29, 2008 and December 30, 2007

(Dollar amounts in millions)

(Unaudited)

The components of net periodic benefit income for the Albany Plan and Mexico Plan are as follows:

	Thirteen weeks ended June 29, 2008	Thirteen weeks ended July 1, 2007	Twenty-six weeks ended June 29, 2008	Twenty-six weeks ended July 1, 2007
Service cost	$—	—	—	—
Interest cost	1	1	2	2
Expected return on plan assets	(2)	(2)	(4)	(4)

	$(1)	(1)	(2)	(2)

During the second quarter of 2008, WY announced amendments to its postretirement medical and life insurance benefit plans for U.S. salaried employees that reduce or eliminate certain medical and life insurance benefits that are available to both past and present employees. These changes reduce amounts that WY expects to pay in the future to fund the benefit plans and resulted in a significant decrease in WY postretirement liabilities. The Business Unit recognized an $11 million curtailment gain for full recognition of a pre-existing prior service credit.

The discount rate used to remeasure the postretirement plans’ liabilities was changed from a rate of 6.5% at December 30, 2007, to rates reflective of current bond rates on the date of remeasurement. A rate of 7.0% was used to measure the elimination of medical plan benefits for current employees who won’t meet eligibility requirements by January 1, 2010 and a rate of 6.6% was used to measure the ongoing plan benefits, as amended, for those employees and retirees who meet the eligibility requirements.

(5)	Other Operating Costs (Income), Net

	Thirteen weeks ended June 29, 2008	Thirteen weeks ended July 1, 2007	Twenty-six weeks ended June 29, 2008	Twenty-six weeks ended July 1, 2007
Gain on disposition of assets	$(5)	(28)	(5)	(28)
Gain from change in post-retirement benefits (note 4)	(11)	—	(11)	—
Gain on derivatives	(19)	—	(19)	—
Other, net	9	2	(1)	—

	$(26)	(26)	(36)	(28)

9	(Continued)

WEYERHAEUSER CONTAINERBOARD, PACKAGING

AND RECYCLING BUSINESS

(A Business Unit of Weyerhaeuser Company)

Notes to Combined Financial Statements

June 29, 2008 and December 30, 2007

(Dollar amounts in millions)

(Unaudited)

(6)	Legal Proceedings, Commitments and Contingencies

(a)	Legal Proceedings

The Business Unit is subject to claims and other litigation matters that have arisen in the ordinary course of business. Although the final outcome of any legal proceeding is subject to a great many variables and cannot be predicted with any degree of certainty, management currently believes that the ultimate outcome of these legal proceedings will not have a material adverse effect on the Business Unit’s results of operations, cash flows or financial position.

(b)	Environmental Matters

The Business Unit is a party to various proceedings relating to the cleanup of hazardous waste sites under the Comprehensive Environmental Response Compensation and Liability Act, commonly known as “Superfund,” and similar state laws. The EPA and/or various state agencies have notified the Business Unit that it may be a potentially responsible party with respect to other hazardous waste sites as to which no proceedings have been instituted against the Business Unit. As of June 29, 2008, the Business Unit has established reserves totaling $2 million for estimated remediation costs on the three active sites across its operations. Environmental remediation reserves totaled $1 million at the end of 2007. Based on currently available information and analysis, the Business Unit believes that it is reasonably possible that costs associated with all identified sites may exceed current accruals by up to $3 million, which may be incurred over several years. This estimate of the upper end of the range of reasonably possible additional costs is much less certain than the estimates upon which accruals are currently based, and utilizes assumptions less favorable to the Business Unit among the range of reasonably possible outcomes. In estimating both its current accruals for environmental remediation and the possible range of additional future costs, the Business Unit has assumed that it will not bear the entire cost of remediation of every site to the exclusion of other known potentially responsible parties who may be jointly and severally liable. The ability of other potentially responsible parties to participate has been taken into account, generally based on each party’s financial condition and probable contribution on a per-site basis. No amounts have been recorded for potential recoveries from insurance carriers.